Exhibit 10.3

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of [           ], 2021 (this “Agreement”), by and between the Parties identified and whose names and particulars are listed in Schedule 1 hereto (each, a “Investor” and collectively, the “Investors”) and Coforge Limited, a company organized under the laws of the Republic of India (the “Company”).

WITNESSETH:

WHEREAS, the Investor(s) is/are significant shareholder(s) of the Company who hold equity shares of the Company, par value Rs.10 (the “Equity Shares”), equal to or more than 10% of the issued and outstanding Equity Shares of the Company from time to time;

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties (as defined below) hereby agree as follows:

Article I

CERTAIN DEFINITIONS

Section 1.1      Certain Definitions.

(a)            As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person.

“Board of Directors” means the board of directors of the Company.

“Equity Securities” means the Equity Shares of the Company, whether or not currently authorized, as well as rights, options or warrants to purchase such Equity Shares, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such Equity Shares.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” means an Investor, and any affiliate transferee of the Investor to whom Registrable Securities are transferred in accordance with the terms of this Agreement.

“Parties” means the parties to this Agreement, and “Party” means any one of them.

“Permitted Transferee” means, with respect to any Person, any Affiliate of such Person for so long as such transferee remains an Affiliate of such Person at all times following the applicable transfer.

“Person” means any individual, corporation, partnership, joint venture, firm, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

“Registrable Securities” means (i) all Equity Shares that are not then subject to forfeiture to the Company and (ii) all Equity Shares directly or indirectly issued or then issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) any such Registrable Securities have been sold in a sale made pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act, (iii) the Holder of the Registrable Securities is a non-affiliate of the Company and the Registrable Securities are saleable without any requirement to comply with any conditions in Rule 144, pursuant to Rule 144(b)(1) or (iv) such Registrable Securities cease to be outstanding.

“Registration Expenses” means all expenses in connection with or incident to the registration of Registrable Securities hereunder, including without limitation, (a) all registration and filing fees and expenses (including filings made by a Holder with FINRA (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of FINRA)), (b) all fees and expenses incurred in connection with admitting the Registrable Securities for clearance and settlement on the facilities of The Depository Trust Company (“DTC”), (c) all fees and expenses in connection with the registration or qualification of Registrable Securities for offering and sale under the securities or “blue sky” laws of any state or other jurisdiction of the United States of America and, in the case of an underwritten offering, determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriter or underwriters may reasonably designate, including reasonable fees and disbursements, if any, of counsel for the underwriters in connection with such registrations or qualifications and determination, (d) all expenses relating to the preparation, printing, distribution and reproduction of any Registration Statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing Registrable Securities in a form for delivery for purchase pursuant to such registration or qualification and the expense of printing or producing any underwriting agreement(s) and agreement(s) among underwriters and any “blue sky” or legal investment memoranda, any selling agreements and all other documents approved for use in writing by the Company to be used in connection with the offering, sale or delivery of Registrable Securities, (e) all expenses in connection with the preparation, printing, engraving, producing, filing and delivering the any documents in relation to an invitation to participate in an offering (the “Indian Invitation”), (f) messenger, telephone and delivery expenses of the Company and out-of-pocket travel expenses incurred by or for the Company’s personnel for travel undertaken for any “road show” made in connection with the offering of securities registered thereby, (g) fees and expenses of any transfer agent and registrar with respect to the delivery of any Registrable Securities and any escrow agent or custodian involved in the offering, (h) expenses and taxes arising as a result of the Indian Invitation and the deposit by each of the Registerable Securities with an Indian domestic custodian acting on behalf of a Depositary and the issuance and delivery of the American depositary receipts evidencing American depositary shares representing the Registerable Securities in exchange therefor by a depositary, (i) fees and expenses of the attorney-in-fact, registrar, transfer agent, share escrow agent and the cash escrow agent in connection with the Indian Invitation, (j) fees and expenses (including fees and disbursements of counsel), if any, of any depositary and the Indian domestic custodian appointed with respect to the issuance of any American depositary receipts or American depositary shares representing such Registerable Securities, (k) cost of preparing any certificates of Registrable Securities, (l) fees, disbursements and expenses of counsel of the Company and independent certified public accountants of the Company incurred in connection with the registration, qualification and offering of the Registrable Securities (including the expenses of any opinions or “comfort” letters required by or incident to such performance and compliance), (m) fees, disbursements, taxes and expenses of the Company’s counsel and accountants in connection with the Indian Invitation (including all fees, disbursements, taxes, and expenses of the Company’s counsel associated with the review and approval of the Indian Invitation by Indian central, state and other Indian authorities), (n) fees, expenses and disbursements of counsel and any other persons retained by the Company, including special experts retained by the Company in connection with such registration, (o) Securities Act liability insurance, if the Company desires such insurance,(p) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (q) the reasonable fees and expenses of one counsel selected by the Holders of a majority in interest of the Registrable Securities included in such registration incurred in connection with any such registration, and (r) the fees and expenses incurred by the Company and its advisors in connection with the quotation or listing of Registrable Securities on any securities exchange or automated securities quotation system. Any transfer taxes or stamp duties or, except as specified in the immediately preceding sentence, expenses of any underwriter or placement agent incurred in connection with an offering of Registrable Securities in accordance with this Agreement and, subject to the immediately preceding sentence, any fees and expenses of advisors to the applicable Holder and any other out-of-pocket expenses of the applicable Holder shall not be “Registration Expenses.”

“Registration Statement” means a Demand Registration Statement, a Shelf Registration Statement or a Piggyback Registration Statement, as the case may be.

“Securities Act” shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

(b)            Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(i)            The headings in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(ii)           Whenever the words “include”, “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(iii)          The words “hereof’, “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(iv)          The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(v)           References to a person are also to its successors and permitted assigns; and

(vi)          The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

Article II

REGISTRATION RIGHTS

Section 2.1      Demand Registration.

(a)            Each Holder (the “Requesting Holder”) may request registration (a “Demand Registration”) under the Securities Act covering all or part of its Registrable Securities. Each request must specify the number of Registrable Securities for which registration is requested and the intended method or methods of distribution thereof. Upon receipt of such request, the Company shall promptly (but no later than (10) days following receipt thereof) deliver notice of such request to all other Holders, who shall then have fifteen (15) days from the date such notice is given to notify the Company in writing of their desire to be included in such registration (the Requesting Holder and any Holder that delivers such writing to the Company, the “Selling Holders”). The Company shall use its reasonable best efforts, after receipt of such written requests, to file with the SEC at the earliest practicable date, but in any event not later than (i) sixty (60) days after the receipt of such notice or (ii) if, as of such sixtieth (60th) day, the Company does not have audited financial statements required to be included in the registration statement available to it, thirty (30) days after receipt by the Company from its independent public accountants of such audited financial statements, and use its reasonable best efforts to cause to be declared effective as promptly as practicable, a registration statement (a “Demand Registration Statement”) relating to all of the Registrable Securities that the Company has been so requested to register for sale, to the extent required to permit the disposition (in accordance with the intended method or methods of distribution thereof) of the Registrable Securities so registered; provided that the Company shall not be required to file a Demand Registration Statement unless the aggregate offering value of the Registrable Securities requested to be registered by the Selling Holders is at least $10,000,000.

(b)            The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Selling Holders holding a majority of the Registrable Securities proposed to be included in the offering. If the Demand Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises the Company and the Selling Holders in writing that, in its reasonable and good faith opinion, the number of Registrable Securities requested to be included in the Demand Registration (including securities to be sold by the Company or any other security holder) exceeds the largest number of securities which reasonably can be sold in such offering without having a material adverse effect on such offering, including the price at which such securities can be sold (the “Maximum Offering Size”), then the Company shall include in such Demand Registration, up to the Maximum Offering Size, first, the Registrable Securities the Selling Holders propose to register, and second, any securities the Company proposes to register and any securities with respect to which any other security holder has requested registration. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective Selling Holders thereof on the basis of Registrable Securities sought to be registered by each Selling Holder. The Company shall not hereafter enter into any agreement which is inconsistent with the rights of priority provided in this Section 2.1(b).

(c)            Subject to Section 2.1(d), each Holder shall be entitled to an aggregate of three (3) Demand Registrations pursuant to this Section 2.1; provided that a Demand Registration requested pursuant to this Section 2.1 shall not be deemed to have been effected for purposes of this Section 2.1(c) unless (i) it has been declared effective by the SEC and all of the Registrable Securities of the Selling Holders included in such Demand Registration Statement have actually been sold thereunder, (ii) it has remained effective for the period set forth in Section 2.5(a) and (iii) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the SEC; provided that if a Requesting Holder revokes a Demand Registration pursuant to Section 2.4 hereof, such Demand Registration shall not count as one of the permitted Demand Registration requests; and provided further that, in the event the Requesting Holder revokes a Demand Registration request (which revocation may only be made prior to the Company requesting acceleration of effectiveness of the registration statement) for a reason other than as stated in Section 2.4 hereof, then such Demand Registration shall count as having been effected unless the Requesting Holder pays all Registration Expenses in connection with such revoked Demand Registration within seven (7) days of written request therefor by the Company.

(d)            All Holders, collectively, shall be entitled to an aggregate of six (6) Demand Registrations pursuant to this Section 2.1. For the avoidance of doubt, if any Holder or Holders have not exercised any number of Demand Registrations to which such Holder is entitled to under Section 2.1(c) at the time in which all Holders, collectively, have exercised an aggregate of six (6) Demand Registrations, such Holder or Holders who have not exercised all their entitled number of Demand Registration shall not be entitled to exercise any additional Demand Registrations.

(e)            Notwithstanding anything to the contrary contained herein, the Company shall not be required to prepare and file (i) more than two (2) Demand Registration Statements in any twelve (12) month period, or (ii) any Demand Registration Statement within one hundred and twenty (120) days following the date of effectiveness of any other Registration Statement.

Section 2.2      Shelf Registration. The Company shall promptly give written notice to all Holders once it has become eligible to file a shelf registration statement on Form F-3 or S-3, as applicable, pursuant to Rule 415 promulgated under the Securities Act (the “Shelf Registration”). Thereafter, each Holder may make a written request (each a “Shelf Demand Request”) that the Company file a shelf registration statement (a “Shelf Registration Statement”) and undertake any related qualification or compliance with respect to all or part of the Registrable Securities owned by such Holder (a “Shelf Demanding Shareholder”). Following such Shelf Demand Request, the Company shall (i) promptly (but no later than ten (10) days following receipt of such Shelf Demand Request) give written notice of the proposed registration to all other Holders (the “Shelf Notice”); and (ii) as soon as practicable, use its reasonable best efforts to file such Shelf Registration Statement under the Securities Act at the earliest practicable date, but in any event not later than sixty (60) days after receiving the Shelf Demand Request is requested, and use its reasonable best efforts to have such Shelf Registration Statement thereafter become effective with the SEC at the earliest practicable date and shall use its reasonable best efforts to effect, at the earliest practicable date, such registration under the Securities Act of (x) the Registrable Securities that the Company has been so requested to register by the Shelf Demanding Shareholder and (y) all other Registrable Securities which the Company has been so requested to register by any other Holder by written request of such Holder given to the Company within fifteen (15) days after such Holder’s receipt of the Shelf Notice. The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for the period beginning on the date on which the Shelf Registration Statement becomes effective under the Securities Act until the earlier to occur of (i) eighteen (18) months thereafter (plus a number of days equal to the number of days, if any, that the Shelf Registration Statement is not kept effective after the initial date of its effectiveness and prior to eighteen (18) months thereafter pursuant to Section 2.5 or otherwise), (ii) the day after the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or another registration statement and (iii) the first date on which there shall cease to be any Registrable Securities covered by such Shelf Registration Statement. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or by any other rules and regulations thereunder for Shelf Registration (including, for the avoidance of doubt, to effect underwritten shelf take-downs), and the Company agrees to furnish to the Holders whose Registrable Securities are included in such Shelf Registration Statement copies of any such supplement or amendment promptly after its being issued or filed with the SEC. No registration requested by any Holder pursuant to this Section 2.2 shall be deemed a Demand Registration request pursuant to Section 2.1 hereof. The Company shall be required to file no more than two (2) Shelf Registration Statements pursuant to this Section 2.2 in any twelve (12) month period. The Company shall not be required to file any Shelf Registration Statements unless the Shelf Demanding Holder, together with any other Holders who request that certain of their Registrable Securities be registered on the Shelf Registration Statement, request a number of Registrable Securities be registered exceed an aggregate offering value of $10,000,000. If at the time a request for a Shelf Registration is made under this Section 2.2, the Company is a “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act), then the Company’s obligation to file a registration statement under this Section 2.2 shall be deemed satisfied if there is a Form F-3 or S-3 on file pursuant to which the requesting Holder shall be entitled to dispose of all its Registrable Securities that it has requested to register. Notwithstanding anything to the contrary herein, at any time that a Shelf Registration Statement registering Registrable Securities of a Holder shall be effective, such Holder shall be permitted to effect an unlimited number of non-underwritten offerings and underwritten shelf-take-downs off the Shelf Registration Statement, including underwritten “block trades”, without notice to or inclusion of any other Holder’s Registrable Securities.

Section 2.3      Piggyback Registration.

(a)            If the Company proposes to file on its behalf and/or on behalf of any holder of its securities (other than a holder of Registrable Securities) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4, F-4 or S-8 (or any successor form) for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of Equity Shares (a “Piggyback Registration”), it shall give written notice to the Holders at least twenty (20) days before the initial filing with the SEC of such registration statement (a “Piggyback Registration Statement”), which notice shall set forth the number of the Equity Shares that the Company and other holders of the Equity Shares, if any, then contemplate including in such registration and the intended method of disposition of such the Equity Shares.

(b)            If a Holder desires to have Registrable Securities registered under this Section 2.3, it shall advise the Company in writing within fifteen (15) days after the date of receipt of such notice from the Company of its desire to have Registrable Securities registered under this Section 2.3, and shall set forth the number of Registrable Securities for which registration is requested. The Company shall thereupon use its reasonable best efforts to include, or in the case of a proposed underwritten public offering, use its reasonable best efforts to cause the managing underwriter or underwriters to permit each such Holder to include in such filing the number of Registrable Securities for which registration is so requested, subject to paragraph (c) below, and shall use its reasonable best efforts to effect registration of such Registrable Securities under the Securities Act.

(c)            If the Piggyback Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises the Company in writing (with a copy to each Selling Holder) that, in its reasonable opinion, the number of Registrable Securities requested to be included in the Piggyback Registration together with the securities being registered by the Company or any other security holder exceeds the Maximum Offering Size, then:

(i)            in the event the Company initiated the Piggyback Registration, the Company shall include in such Piggyback Registration first, the securities the Company proposes to register and second, the securities of all other selling security holders, including the Registrable Securities requested to be included by any Holder, to be included in such Piggyback Registration in an amount that, together with the securities the Company proposes to register, shall not exceed the Maximum Offering Size and shall be allocated among such selling security holders on a pro rata basis (based on the number of the Equity Shares sought to be registered by each such selling security holder); and

(ii)            in the event any holder of securities of the Company initiated the Piggyback Registration, the Company shall include in such Piggyback Registration first, the securities such initiating security holder proposes to register, second, the Registrable Securities requested to be sold by any Holder, in an amount that, together with the securities the initiating security holder proposes to register, shall not exceed the Maximum Offering Size and shall be allocated among such Holders selling Registrable Securities on a pro rata basis (based on the number of the Equity Shares sought to be registered by each such Holder), and third, any securities the Company proposes to register, in an amount that, together with the securities the initiating security holder and the other selling security holders propose to register, shall not exceed the Maximum Offering Size.

(d)            The Company shall not hereafter enter into any agreement that is inconsistent with the rights of priority provided in Section 2.3(c).

Section 2.4      Blackout Periods. The Company shall have the right to delay the filing or effectiveness of a Registration Statement required pursuant to Section 2.1 or Section 2.3 hereof during no more than two (2) periods aggregating to not more than one-hundred and twenty (120) days in any consecutive twelve (12) month period (each, a “Blackout Period”), in the event that (i) the Company would, in the good faith judgment of the Company’s Board of Directors, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the good faith judgment of the Company’s Board of Directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any significant financing, acquisition, merger, disposition of assets, corporate reorganization or other material transaction or negotiations involving the Company or any of its subsidiaries; provided that (A) a Requesting Holder shall be entitled, at any time after receiving notice of such delay and before such Demand Registration Statement becomes effective, to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations and (B) the Company shall delay during such Blackout Period the filing or effectiveness of any Registration Statement required pursuant to the registration rights of other holders of any securities of the Company. The chief executive officer of the Company shall promptly give the applicable Holders written notice of such determination containing an approximation of the anticipated delay. Unless the Requesting Holders have withdrawn the applicable request for a Demand Registration, after the expiration of any Blackout Period (including, if required, upon public disclosure of the information that was the reason for such Blackout Period) and without any further request from the Holders, the Company shall (subject to there being no other Blackout Period) promptly notify the applicable Holders and shall use its reasonable best efforts to prepare and file with the SEC the requisite Registration Statement or such amendments or supplements to such Registration Statement or prospectus used in connection therewith as may be necessary to cause such Registration Statement to become effective as promptly as practicable thereafter.

Section 2.5      Registration Procedures. If and whenever Holders request that any Registrable Securities be registered pursuant to the provisions of this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of the applicable Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall, as soon as reasonably practicable:

(a)            prepare and file with the SEC, in accordance with the time periods set forth in Section 2.1(a) and Section 2.2, as applicable, a Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable and to remain effective for a period of time required for the disposition of such Registrable Securities by the applicable Holders thereof but not to exceed one hundred twenty (120) days excluding any days that fall during a permitted Blackout Period under Section 2.4; provided that a Shelf Registration Statement be kept effective for eighteen (18) months subject to Section 2.2 hereof; and provided further that before filing such Registration Statement or any amendments or supplements thereto, the Company shall furnish to a counsel selected by the applicable Holders to represent such Holders as a group copies of all documents proposed to be filed, which documents shall be subject to the review of such counsel, and shall in good faith consider incorporating in each such document such changes as such counsel to the Holders reasonably and in a timely manner may suggest; provided that the Company shall not have any obligation to so modify any information (other than information relating to such Holder).

(b)            prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of one hundred twenty (120) days (excluding any days that fall during a permitted Blackout Period under Section 2.4); provided that a Shelf Registration Statement be kept effective for eighteen (18) months subject to Section 2.2 hereof.

(c)            furnish to the applicable Holders such number of conformed copies of the applicable Registration Statement and each such amendment and supplement thereto (including in each case all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holders may reasonably request;

(d)            use its reasonable best efforts to register or qualify the Registrable Securities or other securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions within the United States and its territories and possessions as each applicable Holder of such Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect or until all of the Registrable Securities are sold, whichever is shorter, and to take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder (provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business as a foreign corporation, subject itself to taxation in or to file a general consent to service of process in any jurisdiction where it would not, but for the requirements of this paragraph (d), be obligated to do so) and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

(e)            use its reasonable best efforts to furnish, at the request of the applicable Holders, if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) a signed opinion and 10b-5 letter, dated such date, of the independent legal counsel or counsels representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the applicable Holders, and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the applicable Holders, in each case, in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, in such a transaction;

(f)            enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement containing representations, warranties and indemnities in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

(g)            comply and continue to comply with all applicable rules and regulations promulgated by the SEC, including so as to enable any Holder to sell its Registrable Securities pursuant to Rule 144 under the Securities Act, including without limitation to make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) under the Securities Act, and, upon written request by such Holder and to the extent permitted by law, cooperate in the removal of restrictive legends on such Registrable Securities to enable such sale;

(h)            use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which the Equity Shares are listed or traded;

(i)            give written notice to the applicable Holders;

(i)            when such Registration Statement, the prospectus or any amendment or supplement thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the SEC for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

(iii)          of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

(iv)          of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Equity Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)           of the happening of any event that requires the Company to make changes in such Registration Statement or such prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading (which notice shall be accompanied by an instruction to suspend the use of such prospectus until the requisite changes have been made);

(j)            use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time;

(k)            furnish to the applicable Holders, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any such Holder so requests in writing, all exhibits (including those, if any, incorporated by reference);

(l)            upon the occurrence of any event contemplated by Section 2.5(i)(v) above, promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the applicable Holders, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the applicable Holders in accordance with Section 2.5(i)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then such Holders shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus other than permanent file copies then in such Holders’ possessions, and the period of effectiveness of such Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date the Holder shall have received such amended or supplemented prospectus pursuant to this Section 2.5(l);

(m)            subject to the execution of confidentiality agreements satisfactory in form and substance to the Company, pursuant to the reasonable request of the applicable Holders or underwriters, make reasonably available for inspection by representatives of the such Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such representative or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors and employees to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration; provided that any such information inspected or discussions conducted shall be done in a manner so as not to disrupt the operation of the Company’s business;

(n)            in connection with any underwritten offering, make appropriate officers and senior executives of the Company reasonably available to the selling security holders for meetings with prospective purchasers of Registrable Securities and prepare and present to potential investors customary “road show” material in each case in accordance with the recommendations of the underwriters and in all respects in a manner reasonably requested and consistent with other new issuances of securities in an offering of a similar size to such offering of the Registrable Securities; and

(o)            use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the applicable Holders or the underwriters, if any.

It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of the applicable Holders that such Holders shall furnish to the Company such information regarding the Registrable Securities held by such Holders and the intended method of distribution thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

Section 2.6      Registration Expenses. Except as otherwise agreed or set forth herein, all Registration Expenses shall be paid by the Holders, in each case, on a pro rata basis with respect to such Holder’s Registrable Securities included in the applicable Registration Statement only; and each Holder shall bear and pay all (a) transfer taxes or stamp duties, (b) subject to the definition of “Registration Expenses” included in Section 1.1(a) hereto, the fees and expenses of advisors to such Holder and (c) other out-of-pocket expenses of such Holder, in each case, with respect to such Holder’s Registrable Securities only.

Section 2.7      Rule 144 Information. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a)            make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)            use its reasonable best efforts to file with or furnish to the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)            furnish to the applicable Holders upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the applicable Holders may reasonably request in availing itself of any rule or regulation of the SEC allowing the applicable Holders to sell any Registrable Securities without registration; provided that the Company shall not be required to furnish to the applicable Holders any document that is publicly available at the time of such request.

Section 2.8      Indemnification and Contribution.

(a)            The Company shall indemnify and hold harmless each Holder, such Holder’s directors and officers, each agent and any underwriter for the Company (within the meaning of the Securities Act), and each person, if any, who controls such Holder or such agent or underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities or costs (including reasonable attorney’s fees and disbursements), joint or several, to which they may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in a Registration Statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto), or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder, such Holder’s directors and officers, such agent or underwriter or such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, proceeding or action; provided that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, proceeding or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed); provided further that the Company shall not be liable to such Holder, such Holder’s directors and officers, such agent or underwriter or such controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with a Registration Statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished for use in connection with such registration to the Company by such Holder, such Holder’s directors or officers, such agent or underwriter or such controlling person expressly for inclusion in a Registration Statement, preliminary prospectus, final prospectus or amendments or supplements thereto. The Company shall not, without the consent of such Holder, effect any settlement of any pending or threatened proceeding or action in respect of which such Holder is a party and indemnity has been sought hereunder by such Holder, unless such settlement includes (i) an unconditional release of such Holder from all liability for claims that are the subject matter of such proceeding or action and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of a Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, such Holder’s directors and officers, such agent or underwriter or such controlling person, and shall survive the transfer of such securities by such Holder.

(b)            Each Holder, severally and not jointly, shall indemnify and hold harmless the Company and each other Holder, each of their respective directors and officers, each person, if any, who controls the Company or such other Holder within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, to which they may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such indemnifying Holder to the Company for use in connection with such registration, preliminary prospectus, final prospectus or amendments or supplements thereto; and such indemnifying Holder shall reimburse any legal or other expenses reasonably incurred by the Company or such other Holder or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such indemnifying Holder, and provided further that the liability of such indemnifying Holder hereunder shall be limited to the aggregate net proceeds (after giving effect to underwriting discounts and commissions) received by such indemnifying Holder in connection with any offering to which such registration under the Securities Act relates. The indemnifying Holder shall not, without the consent of the Company and each such other Holder (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding or action in respect of which the Company or such other Holder is a party and indemnity has been sought hereunder by the Company or such other Holder, unless such settlement includes (i) an unconditional release of the Company and such other Holder from all liability for claims that are the subject matter of such proceeding or action and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of the Company or such other Holder.

(c)            If the indemnification provided for in this Section 2.8 from the indemnifying party (the “Indemnifying Party”) is unavailable to any person entitled to indemnification hereunder (the “Indemnified Party”) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the Parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a Party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Party in connection with any investigation or proceeding. If the allocation provided in this paragraph (c) is not permitted by applicable law, the Parties shall contribute based upon the relevant benefits received by the Company from the offering of securities on the one hand and the net proceeds received by the Holders from the sale of securities on the other.

The Parties agree that it would not be just and equitable if contribution pursuant to this Section 2.8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.8(c) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.8(c) to contribute any amount in excess of the amount by which the net proceeds (after giving effect to underwriting discounts and commissions) received by such Indemnifying Party from the sale of the Registrable Securities in the offering to which the losses of the Indemnified Parties relate exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue statement or omission.

(d)            The Indemnified Party agrees to give prompt written notice to the Indemnifying Party after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless such failure is materially prejudicial to the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action within forty-five (45) days’ notice of a request to do so or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld or delayed.

(e)            The agreements contained in this Section 2.8 shall survive the transfer of the Registrable Securities by the applicable Holder and sale of all the Registrable Securities pursuant to any Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of such Holder, such Holder’s directors and officers, any person who participates in the offering of Registrable Securities, including underwriters (as defined in the Securities Act), and any person, if any, who controls such Holder or such participating person within the meaning of the Securities Act.

Section 2.9      Limitations on Registration of Other Securities; Representation. Except as set forth in Section 2.12, from and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable taken as a whole than the registration rights granted to the Holders hereunder unless the Company shall also give such rights to the Holders.

Section 2.10      No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

Section 2.11      Selection of Managing Underwriters. In the event that one or more Holders have requested an underwritten offering, the underwriter or underwriters shall be selected by such Holder(s) and shall be approved by the Company, which approval shall not be unreasonably withheld or delayed; provided that (i) all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each such Holder, (ii) any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of each such Holder, and (iii) no such Holder be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Securities of such Holder and such Holder’s intended method of distribution and any other representations customarily required or required by law. Subject to the foregoing, each such Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters.

Section 2.12      Joinder of Additional Investors. The Parties acknowledge and agree that this Agreement is intended, subject to applicable laws and regulations, to be entered into with all persons who hold an aggregate number of the Company’s Equity Shares equal to or more than 10% of the issued and outstanding Equity Shares of the Company (the “Qualifying Threshold”). After the date hereof, the Parties agree to execute any joinder, amendment or agreement to add any number of additional persons who holds an aggregate number of Equity Shares equal to or more than the Qualifying Threshold as of the date such joinder, amendment or agreement is entered into, whereby such person or persons will become a Party hereto as an “Investor”, entitled to all the rights and benefits of this Agreement as an “Investor” and subject to all of the obligations under this Agreement as an “Investor”; provided that the rights and obligations under such joinder, amendment or agreement with respect of such new Investor will be substantially similar to the rights and obligations hereunder; and such joinder, amendment or agreement will include customary representations, warrants and covenants made by such new Investor in favor of the Company and other existing Investors.

Article III

TERMINATION

Section 3.1      Termination. This Agreement shall take effect immediately and shall continue in force until the earliest of (i) all Holders and their affiliates ceasing to own any Equity Securities, (ii) the date this Agreement is terminated by agreement of the Parties in writing; and (iii) [           ], 2026]; provided, in the case of each of (i), (ii) and (iii), that the provisions of Section 2.8 and Article IV shall survive any termination of this Agreement.

Article IV

MISCELLANEOUS

Section 4.1      Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

Section 4.2      Amendments and Waivers.

(a)            This Agreement shall not be amended, changed or modified, except by another agreement in writing executed by the Parties hereto.

(b)            Any Party may (a) extend the time for the performance of any of the obligations or other acts of another Party to such other Party, (b) waive compliance with any of the agreements of another Party or conditions to such Party’s obligations contained herein to such other Party. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. No waiver of any agreement or obligation granted pursuant to this Section 4.2 or otherwise in accordance with this Agreement shall be construed as a waiver of any prior or subsequent breach of such agreement or obligation or any other agreement or obligation. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

Section 4.3      Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of actual delivery if delivered personally to the Party to whom notice is to be given, on the date sent if sent by telecopier, tested telex or prepaid telegram, on the next business day following overnight delivery by an internationally recognized postal delivery service properly addressed or on the day of attempted delivery by an internationally recognized postal delivery service if mailed by registered or certified mail, return receipt requested, postage paid, and properly addressed as follows:

(i)	if to the Investors:

Their respective addresses as listed in Schedule 1 hereto

(ii)	if to the Company:

Coforge Limited
8, Balaji Estate, Third Floor
Guru Ravi Das Marg, Kalkaji, New Delhi – 110 019,
India
Attention:

Any Party may change its address for purposes of this Section 4.3 by giving the other Party hereto written notice of the new address in the manner set forth above.

Section 4.4      Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each Party, and except as expressly provided in Section 2.8 hereof, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Neither this Agreement nor any of the rights or obligations of any Party may be assigned by any Party without the prior written consent of the other Party, except that: the rights and obligations of a Holder with respect to any Registrable Securities may be transferred to (a)(i) any transferee of such Holder to which Registrable Securities have been transferred and (ii) who executes and delivers to the Company a written instrument in form and substance reasonably satisfactory to the Company agreeing to be bound by and entitled to the benefits of, the terms of this Agreement, and any purported assignment in breach hereof by such Holder shall be void. All of the obligations of the Company hereunder shall survive any such transfer. Each party hereto who transfers Equity Securities to a Permitted Transferee shall cause such Permitted Transferee to execute and deliver to the Company a written instrument in form and substance reasonably satisfactory to the Company agreeing to be bound by and entitled to the benefits of, the terms of this Agreement or (b) one or more banks, financial or other lending institutions or their affiliates as collateral or security for or in connection with any margin loan or other loans, advances or extensions of credit to which the Registrable Securities have been pledged, charged, hypothecated or otherwise granted a security interest therein.

Section 4.5      Headings. The headings of the various articles and sections of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit, define or extend the specific terms of the section so designated.

Section 4.6      Governing Law; Jurisdiction.

(a)            This Agreement and any dispute, controversy or claim arising out of or in connection with it or its subject matter shall be governed by, and construed in accordance with, the Laws of the state of New York (without regard to its conflicts of laws rules that would mandate the application of the Laws of another jurisdiction).

(b)            If any claim, dispute or difference arises between any of the Parties hereto during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of the Agreement or regarding any question, including the question as to whether the termination of the Agreement by any Party hereto has been legitimate, the Parties hereto shall endeavor to settle such dispute amicably. The attempt to bring about an amicable settlement is considered to have failed as soon as one of the Parties hereto, after reasonable attempts, which attempt shall continue for not less than 30 (thirty) days, gives a written notice thereof of 30 (thirty) days to the other Party in writing.

(c)            Any controversy or claim arising out of or relating to this Agreement, or the breach thereof shall be determined by arbitration administered by the International Centre for Dispute Resolution in accordance with the International Arbitration Rules. The number of arbitrators shall be three. The seat or legal place of arbitration shall be New York, United States of America. The arbitration shall be held, and the award rendered, in the English language. Except as may be required by law, neither a party nor the arbitrators may disclose the existence, content or results of any arbitration without the prior written consent of both parties, unless to protect or pursue a legal right.

(d)            The award rendered by the arbitrator or arbitrators shall be final, conclusive and binding on all Parties to this Agreement, whether or not such Parties have taken part in the arbitration, and shall be subject to a forced execution in any court of competent jurisdiction.

(e)            Each Party shall co-operate in good faith to expedite, to the maximum extent practicable, the conduct of any arbitral proceedings commenced under this Agreement.

(f)            Nothing shall preclude any Party from seeking interim or permanent equitable or injunctive relief, or both, from the competent courts, having jurisdiction to grant relief on any disputes or differences arising from this Agreement. The pursuit of equitable or injunctive relief shall not be a waiver of the duty of the Parties to pursue any remedy (including for monetary damages) through arbitration as described in this Section 4.6.

Section 4.7      Severability. If any provisions of this Agreement shall be adjudicated to be illegal, invalid or unenforceable in any action or proceeding whether in its entirety or in any portion, then such provision shall be deemed amended, if possible, or deleted, as the case may be, from the Agreement in order to render the remainder of the Agreement and any provision thereof both valid and enforceable, and all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

Section 4.8      Entire Agreement. This Agreement constitutes the entire understanding and agreement between the Parties with respect to the matters covered hereby, and all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby are merged and superseded by this Agreement.

Section 4.9      Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any Party shall not preclude or waive its right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the Parties may have by law, statute, ordinance or otherwise.

Section 4.10      Construction. Each Party acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that no presumption for or against any Party arising out of drafting all or any part of this Agreement will be applied in any dispute relating to, in connection with or involving this Agreement. Accordingly, the Parties hereto hereby waive the benefit of any rule of law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the Party who drafted such language.

Section 4.11      Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

COFORGE Limited

By:
Name:
Title:

[INVESTORs]

By:
Name:
Title:

[Signature Page to the Registration Rights Agreement]

Schedule 1

Details of Investors

S. No.	Name	Particulars	Address

1.

2.